Exhibit 1.1
EXECUTION VERSION
PROLOGIS
$500,000,000
2.625 % Convertible Senior Notes due 2038
Underwriting Agreement
dated May 1, 2008
Goldman, Sachs & Co.
Banc of America Securities LLC
Morgan Stanley & Co. Incorporated

Underwriting Agreement
May 1, 2008
GOLDMAN, SACHS & CO.
BANC OF AMERICA SECURITIES LLC
MORGAN STANLEY & CO. INCORPORATED
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004
Ladies and Gentlemen:
     Introductory. ProLogis, a Maryland real estate investment trust (the “Company”), proposes to issue and sell to each of you, as underwriters (the “Underwriters”), acting severally and not jointly, the respective amounts set forth in Schedule A hereto of $500,000,000 aggregate principal amount of the Company’s 2.625% Convertible Senior Notes due 2038 (the “Firm Securities”). The Company also proposes to issue and sell to the Underwriters not more than an additional $50,000,000 aggregate principal amount of the Company’s 2.625% Convertible Senior Notes due 2038 (the “Additional Securities”) if and to the extent that the Underwriters shall have determined to exercise the right to purchase such 2.625% Convertible Senior Notes due 2038 granted to the Underwriters in Section 2(a) hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities”. The Securities will be convertible into common shares of beneficial interest (the “Underlying Securities”) of the Company, par value $0.01 per share (the “Common Stock”).
     The Securities will be issued pursuant to an indenture, dated as of March 1, 1995 (the “Base Indenture”), between the Company (formerly Security Capital Industrial Trust) and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of February 9, 2005 (the “First Supplemental Indenture”), the second supplemental indenture, dated as of November 2, 2005 (the “Second Supplemental Indenture”), the third supplemental indenture, dated as of November 2, 2005 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of March 26, 2007 (the “Fourth Supplemental Indenture”), and the fifth supplemental indenture, dated as of November 8, 2007 (the “Fifth Supplemental Indenture”). Certain terms of the Securities will be established pursuant to a sixth supplemental indenture, adopted by the Company pursuant to Section 301 of the Base Indenture (the “Sixth Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, and the Fifth Supplemental Indenture, the “Indenture”). The Securities will be issued in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”), pursuant to a Letter of Representations, to be dated as of the Closing Date (as defined in Section 2 below) (the “DTC Agreement”), between the Company and the Depositary.

     The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-132616), which contains a base prospectus dated August 21, 2006 (the “Base Prospectus”), to be used in connection with the public offering and sale of debt securities, including the Securities, and other securities of the Company under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), and the offering thereof from time to time in accordance with Rule 415 under the Securities Act. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is called the “Registration Statement.” The term “Prospectus” shall mean the final prospectus supplement relating to the Securities, together with the Base Prospectus, that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto. The term “Preliminary Prospectus” shall mean any preliminary prospectus supplement relating to the Securities, together with the Base Prospectus, that is first filed with the Commission pursuant to Rule 424(b). Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents that are or are deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act prior to 4:45 p.m. Eastern Daylight Time on May 1, 2008 (the “Initial Sale Time”). All references in this Agreement to the Registration Statement, the Preliminary Prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).
     All references in this Agreement to financial statements and schedules and other information which is “disclosed,” “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, Preliminary Prospectus or Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, prior to the Initial Sale Time; and all references in this Agreement to amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, after the Initial Sale Time.
     The Securities, together with certain other senior indebtedness of the Company, will have the benefit of a pledge of certain collateral (the “Collateral”) pursuant to (i) that certain Second Amended and Restated Borrower Pledge Agreement dated as of October 6, 2005 (the “Borrower Pledge Agreement”) executed by the Company and Bank of America, N.A., as collateral agent (the “Collateral Agent”); (ii) each of the separate Subsidiary Pledge Agreements dated as of October 6, 2005 (collectively, the “Subsidiary Pledge Agreements”; and, together with the Borrower Pledge Agreement, the “U.S. Pledge Agreements”) executed by the Collateral Agent and each of ProLogis Japan Finance Incorporated, ProLogis Japan Incorporated, ProLogis Development Services Incorporated, ProLogis Management Incorporated, ProLogis-North Carolina (2) Incorporated, ProLogis-Monterrey (1) LLC, ProLogis-Monterrey (2) LLC, ProLogis-Reynosa (1) LLC, ProLogis-Reynosa (2) LLC (such entities being the “U.S.

Grantors”), ProLogis KK (the “Japanese Grantor”), ProLogis China Holding II Srl. (the “Barbados Grantor”); and (iii) that certain Pledge of Intercompany Receivables dated as of October 6, 2005 executed by PLD Europe Finance B.V., ProLogis UK Funding B.V., ProLogis UK Finding II B.V. (such entities being the “Dutch Grantors”; and, together with the Japanese Grantor and the Barbados Grantor, the “Foreign Grantors”; and, together with the U.S. Grantors, the Japanese Grantor and the Barbados Grantor, the “Subsidiary Grantors”; and the Subsidiary Grantors together with the Company, the “Grantors”), and the Collateral Agent (the “Intercompany Pledge Agreement”; and, together with the U.S. Pledge Agreements, the “Pledge Agreements”) The rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Credit Parties (which includes, without limitation, the holders of debt securities issued under the Indenture, including the Securities) regarding their pari passu interests in the collateral is governed by that certain Amended and Restated Security Agency Agreement, dated as of October 6, 2005 (the “Security Agency Agreement”) among the Company, Collateral Agent and Bank of America, N.A., as Global Administrative Agent (the “Administrative Agent”). The Security Agency Agreement, the Pledge Agreements and any related security documents are referred to herein collectively as the “Security Documents.”
     The Company hereby confirms its agreements with the Underwriters as follows:
     Section 1. Representations and Warranties. The Company hereby represents, warrants and covenants to each Underwriter as of the date hereof, as of the Initial Sale Time and as of the Closing Date (in each case, a “Representation Date”), as follows:
     (a) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional or supplemental information has been complied with. In addition, the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).
     At the respective times the Registration Statement and any post-effective amendments thereto (including the filing of the Company’s most recent Annual Report on Form 10-K with the Commission (the “Annual Report on Form 10-K”)) became effective and at each Representation Date, the Registration Statement and any amendments thereto (i) complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Securities Act Regulations”) and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and (ii) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Date, neither the Preliminary Prospectus nor the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (i) that part of the

Registration Statement which constitutes the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act (the “Form T-1”) and (ii) statements in or omissions from the Registration Statement or any post-effective amendment or the Prospectus or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use therein.
     Each preliminary prospectus and prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act Regulations and the Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (b) Disclosure Package. The term “Disclosure Package” shall mean (i) the Preliminary Prospectus, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Annex I hereto and (iii) any other Issuer Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of the Initial Sale Time, the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein.
     (c) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus (i) at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”) and (ii) when read together with the other information in the Disclosure Package, at the Initial Sale Time, and when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (d) Company is a Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, and (iv) as of the date hereof (the “Execution Time”), the Company was and is a “well known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act, that initially became effective within three years of the Execution Time; the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form; and the Company has not otherwise ceased to be eligible to use the automatic shelf registration statement form.
     (e) Company is not an Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement when a bona fide offer (as used in Rule 164(h)(2) of the Securities Act Regulations) of the Securities is first made by the Company or any other offering participant, and (ii) as of the Execution Time, the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act).
     (f) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date of which the Company notified or notifies the Underwriters, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein.
     (g) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date or Optional Closing Date, if any, and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus reviewed and consented to by the Underwriters and identified in Annex I hereto.
     (h) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
     (i) Authorization of the Base Indenture. The Base Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (j) Authorization of the Supplemental Indentures. Each of the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, and the Fifth Supplemental Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Sixth Supplemental Indenture has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and, assuming due execution and delivery by the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (k) Authorization of the Securities. The Securities to be purchased by the Underwriters from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.
     (l) The Underlying Securities. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into the Underlying Securities, cash or a combination thereof as determined by the Company in accordance the terms of the Securities; the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, if and when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.
     (m) Authorization of the Pledge Agreements. Each of the Pledge Agreements has been duly authorized, executed and delivered by the respective Grantor and constitutes a valid and binding agreement of such Grantor, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (n) Creation of Security Interest. The representations and warranties of each of the Grantors contained in the respective Pledge Agreement are true and correct with the same force and effect as if expressly made herein as of the date hereof. The Grantors are the legal and beneficial owners of the Collateral free and clean of any lien, except for the liens and security interests created under the Security Documents.
     (o) Description of the Securities, the Underlying Securities, the Indenture and the Security Documents. The Securities, the Underlying Securities, the Indenture and the Security Documents conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.
     (p) No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business or entered into any material transaction or agreement not in the ordinary course of business; and (iii) except for regular quarterly dividends on the common stock or shares or preferred stock or shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or shares or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock or shares.
     (q) Independent Accountants. KPMG LLP, who have expressed their opinion with respect to the Company’s audited financial statements for the fiscal years ended December 31, 2005, 2006 and 2007 incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act and a registered public accounting firm within the meaning of the Sarbanes-Oxley Act of 2002.
     (r) Preparation of the Financial Statements. The financial statements together with the related notes thereto and the related schedule incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries, as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements and related schedule have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The summary financial information included in the Preliminary Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus.
     (s) Incorporation and Good Standing of the Company. The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has the trust power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus, and to enter into and perform its obligations under each of this Agreement, the Securities, the Indenture and the Borrower Pledge Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
     (t) Incorporation and Good Standing of the Subsidiary Grantors. Each of the Subsidiary Grantors has been duly incorporated and is validly existing and, to the extent applicable in such jurisdiction, in good standing under the laws of its jurisdiction of organization and has the power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus, and to enter into and perform its obligations under the respective Pledge Agreement. Each Subsidiary Grantor is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
     (u) Incorporation and Good Standing of Significant Subsidiaries. Each subsidiary and joint venture of the Company listed on Schedule B hereto (collectively, the “Significant Subsidiaries”) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, trust or partnership and (except as to any general partnership) in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus. Each Significant Subsidiary is duly qualified as a foreign corporation, trust or partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock and other equity interests of each Significant Subsidiary have been duly authorized and validly issued, and are fully paid and (except for general partnership interests and directors’ qualifying shares) nonassessable; all shares of outstanding capital stock and other equity interests of each Significant Subsidiary held by the Company, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for the pledge of such capital stock or other interests to secure borrowings of the Company or one of its wholly owned subsidiaries. The subsidiaries of the Company listed on Schedule B are the only subsidiaries of the Company that are material to the condition, financial or otherwise, or the earnings, business, operations or prospects of the Company and its subsidiaries, considered as one entity, and include all subsidiaries of the Company, which individually meet the criteria in the definition of “significant subsidiary” pursuant to Rule 1-02(w) of Regulation S-X under the Securities Act.
     (v) Capital Stock Matters. All of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws.
     (w) Capitalization. The Company has an authorized capitalization as set forth in the Disclosure Package and the Prospectus under the heading “Capitalization”; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Disclosure Package and the Prospectus and except for options granted under, or contracts or commitments pursuant to, the Company’s previous or currently existing option and other similar officer, trustee or employee benefit plans; and there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, granting to any person the right to require either the Company to file a registration statement under the Securities Act with respect to any securities of the Company or requiring the Company to include such securities with the Securities registered pursuant to any registration statement, except as set forth in the Disclosure Package and the Prospectus.
     (x) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its declaration of trust (or charter or by-laws or other similar constitutive documents), except, in the case of subsidiaries of the Company, for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. Neither the Company nor any of its subsidiaries is in default (or, with the giving of notice or lapse of time or both, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, including the Security Documents, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement and the Indenture, and the issuance and delivery of the Securities (including the issuance of the Underlying Securities upon conversion thereof), the consummation of the transactions contemplated hereby or thereby and by the Disclosure Package and the Prospectus and the Grantors’ execution, delivery and performance of the Pledge Agreements (i) have been duly authorized by all necessary trust, corporate or other action, as the case may be, and will not result in any violation of the provisions of the declaration of trust (or charter or by-laws or other similar constitutive documents) of the Grantors or any subsidiary of the Company, except, in the case of subsidiaries of the Company, for such violations as would not, individually or in the aggregate, result in a Material Adverse Change, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the lien, charge or encumbrance created by the Pledge Agreements in favor of the Collateral Agent) upon any property or assets of the Grantors or any of their subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Grantors or any subsidiary of the Company, except for such violation as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement or the Indenture, or the issuance and delivery of the Securities (including the issuance of the Underlying Securities upon conversion thereof) or consummation of the transactions contemplated hereby or thereby and by the Disclosure Package and the Prospectus, or the Grantors’ execution, delivery and performance of the Pledge Agreements, except such as have been obtained or made by the Company or the Grantors and are in full force and effect under the Securities Act, the Trust Indenture Act and applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”) or the failure of which to obtain would not result in a Material Adverse Change or have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

     (y) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.
     (z) Labor Matters. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent, except for such disputes as would not, individually or in the aggregate, result in a Material Adverse Change.
     (aa) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted, except as would not result in a Material Adverse Change; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus, and that are not described in all material respects in such documents. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees or otherwise in violation of the rights of any persons, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change.
     (bb) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations, permits, licenses, approvals, consents and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit, license, approval, consent or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.
     (cc) Title to Properties. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(r) above (or elsewhere in the Disclosure Package and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.
     (dd) Tax Law Compliance. The Company and its subsidiaries have filed all material federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(r) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. With respect to all tax periods in respect of which the Internal Revenue Service is or will be entitled to any claim, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Internal Revenue Code”) and the Company’s present and contemplated organizational ownership, method of operation, assets and income are such that the Company will continue to meet such requirements.
     (ee) Company Not an “Investment Company.” The Company is not, and after receipt of payment for the Securities and the application of the proceeds as described in the Disclosure Package and the Prospectus under “Use of Proceeds” will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (ff) Insurance. Each of the Company and its subsidiaries taken as a whole carry or are covered by insurance in such amounts covering such risks as are generally deemed adequate and customary for their businesses. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.
     (gg) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (hh) No Unlawful Contributions or Other Payments. Neither the Company nor any of its Significant Subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any Significant Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character necessary to be disclosed in the Disclosure Package and the Prospectus in order to make the statements therein, in the light of the circumstances under which such statements were made, not misleading.
     (ii) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority with respect to which the Company has received written notice, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.
     (jj) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code, of which the Company or such subsidiary is a member. No “reportable event” (as defined under

ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” (ii) Sections 412, 4971 or 4975 of the Internal Revenue Code, or (iii) Section 4980B of the Internal Revenue Code with respect to the excise tax imposed thereunder. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or failure to act, which is reasonably likely to cause disqualification of any such employee benefit plan under Section 401(a) of the Internal Revenue Code.
     (kk) Company’s Accounting System. The Company and its subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.
     (ll) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Underwriters or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters set forth therein on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.
     The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel for the Company and counsel for the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

     Section 2. Purchase, Sale and Delivery of the Securities.
     (a) The Securities. The Company agrees to issue and sell to the several Underwriters, severally and not jointly, all of the Firm Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Firm Securities set forth opposite their names on Schedule A at a purchase price of 98.00% of the principal amount of the 2.625% Convertible Senior Notes due 2038 (the “Purchase Price”), payable on the Closing Date (as defined below).
     On the basis of the representations, warranties and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the several Underwriters, severally and not jointly, the Additional Securities, and the Underwriters shall have the right to purchase in whole, or from time to time in part, up to $50,000,000 aggregate principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, from the Closing Date (as defined in Section 2(b) hereof) to the date of payment and delivery. The Underwriters may exercise this right in whole or from time to time in part by giving written notice of each election to exercise this option not later than 30 days after the Closing Date. Any exercise notice shall specify the number of Additional Securities to be purchased by the Underwriters and the date on which such Additional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in this Section 2 solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. On the Optional Closing Date (as defined below) if any, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Securities that bears the same proportion to the total number of Firm Securities to be purchased on such Optional Closing Date as the number of Firm Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Additional Securities.
     (b) The Closing Date and Optional Closing Date(s). Delivery of certificates for the Firm Securities in global form to be purchased by the Underwriters and payment therefor shall be made at the offices of Shearman & Sterling LLP (or such other place as may be agreed to by the Company and the Underwriters) at 9:00 a.m., New York City time, on May 7, 2008, or such other time and date as the Underwriters shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).
     Payment for and delivery of certificates for the Additional Securities will be made at the offices of Shearman & Sterling LLP (or such other place as may be agreed to by the Company and the Underwriters) at 9:00 a.m., New York City time, on the Closing Date or at such other time or place on the same or such other date, not later than June 6, 2008, as the Underwriters and the Company may agree upon in writing (the time and date of such payment and delivery is referred to herein as the “Optional Closing Date”).
     (c) Public Offering of the Securities. The Underwriters hereby advise the Company that they intend to offer the Securities for sale to the public, as described in the Disclosure

Package and the Prospectus, as soon after this Agreement has been executed as the Underwriters, in their sole judgment, have determined is advisable and practicable.
     (d) Payment for the Securities. Payment for the Securities shall be made at the Closing Date by wire transfer of immediately available funds to the order of the Company.
     It is understood that the Underwriters have been authorized to accept delivery of and receipt for, and make payment of the purchase price for, the Securities that they have agreed to purchase. The Underwriters may (but shall not be obligated to) make payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the Underwriters by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.
     (e) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Underwriters the Firm Securities at the Closing Date, and the Additional Securities at the Optional Closing Date, if any, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Firm Securities, and, if applicable, the Additional Securities, shall be in such denominations and registered in such names and denominations as the Underwriters shall have requested at least two full business days prior to the Closing Date or the Optional Closing Date, as the case may be, and shall be made available for inspection on the business day preceding the Closing Date or the Optional Closing Date, as the case may be, at a location in New York City, as the Underwriters may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.
     Section 3. Additional Covenants. The Company further covenants and agrees with each Underwriter as follows:
     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B of the Securities Act Regulations, and will promptly notify the Underwriters, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Preliminary Prospectus or the Prospectus, (ii) the receipt of any comments from the Commission during the Prospectus Delivery Period (defined below), (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Preliminary Prospectus or the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Preliminary Prospectus and the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file such document. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. During such period beginning on the date of this Agreement and ending on the later of the Closing Date or such date as, in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Securities Act Regulations (the “Prospectus Delivery Period”), the Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the Securities Act Regulations), or any amendment, supplement or revision to the Disclosure Package or the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object.
     (c) Delivery of Registration Statements. The Company will deliver to the Underwriters and counsel for the Underwriters, without charge, as such Underwriter or counsel for the Underwriters may reasonably request, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of the Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes of offering the Securities. The Company will furnish to each Underwriter, without charge, during the Prospectus Delivery Period, such number of copies of the Prospectus as such Underwriter may reasonably request. The Preliminary Prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (e) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Securities Act Regulations and the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Disclosure Package and the Prospectus. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if, in the opinion of counsel for the Underwriters or for the Company, it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of either such counsel, it is otherwise necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Underwriters of any such event or condition and (ii) promptly prepare (subject to Section 3(b) and 3(m) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers in such quantities as they may reasonably request, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.
     (f) Blue Sky Compliance. The Company shall cooperate with the Underwriters and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Underwriters, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify to transact business or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign business. The Company will advise the Underwriters promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.
     (g) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus.
     (h) Depositary. The Company shall cooperate with the Underwriters and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.
     (i) Underlying Securities. The Company will reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Securities. The Company will use its best efforts to cause the Underlying Securities to be listed on the New York Stock Exchange.
     (j) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act and the Exchange Act Regulations.
     (k) Clear Market. Without the prior written consent of the Underwriters, the Company will not, during the period ending 60 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, (iii) file with the Commission a registration statement under the Securities Act relating to any additional shares of its Common Stock or securities convertible into, or exchangeable for, any shares of its Common Stock, or publicly disclose the intention to effect any transaction described in clause (i), (ii) or (iii), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided that the foregoing shall not apply to (A) the sale of the Securities under this Agreement or the issuance of the Underlying Securities, (B) the sale of shares of Common Stock pursuant to the 1999 Dividend Reinvestment and Share Purchase Plan, (C) shares of Common Stock to be issued pursuant to the ProLogis 1997 Long Term Incentive Plan, the ProLogis 2006 Long Term Incentive Plan, the ProLogis Employee Share Purchase Plan, the ProLogis Share Option Plan for Outside Trustees, the ProLogis 2000 Share Option Plan for Outside Trustees or to pay the annual retainer to ProLogis outside trustees, (D) shares of Common Stock to be issued in connection with the conversion or redemption of units of limited partnership interest (outstanding on the date hereof) of limited partnerships in which the Company or is directly or indirectly a general partner or the issuance of units of limited partnership interests in any such partnership that may be converted into, or redeemed for, shares of Common Stock and (E) the filing of any registration statement in respect of shares of Common Stock pursuant to a registration rights agreement by which the Company is bound on the date hereof.
     (l) Final Term Sheet. The Company will prepare a final term sheet containing only a description of the Securities, and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the “Final Term Sheet”). Any such Final Term Sheet is an Issuer Free Writing Prospectus for purposes of this Agreement. A form of the Final Term Sheet for the Notes is attached hereto as Exhibit D.
     (m) Permitted Free Writing Prospectuses. The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Underwriters, it will not make, any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Underwriters shall be deemed to have been given in respect of any Issuer Free Writing Prospectuses identified in Annex I to this Agreement. Any such free writing prospectus consented to or deemed to be consented to by the Underwriters is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing

Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only (i) information describing the preliminary terms of the Securities or their offering or (ii) information that describes the final terms of the Securities or their offering and that is included in the Final Term Sheet of the Company contemplated in Section 3(l); provided that each Underwriter severally covenants with the Company not to take any action without the Company’s consent that would result in a free writing prospectus being required to be filed with the Commission under Rule 433(d) under the Securities Act that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriters.
     (n) Notice of Inability to Use Automatic Shelf Registration Statement Form. If at any time, when the Securities remain unsold by the Underwriters, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Underwriters, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement of post-effective amendment to be declared effective and (iv) promptly notify the Underwriters of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.
     (o) Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act.
     (p) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby, provided, the Company makes no covenant as to any actions which may be taken by the Underwriters.
     (q) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.
     (r) Conversion Price. Between the date hereof and the Closing Date, or the Optional Closing Date, as the case may be, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price, as defined in the Prospectus.

     The Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.
     Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors to the Company, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, the Preliminary Prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, the Indenture, the DTC Agreement and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if requested by the Underwriters, preparing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vi) the filing fees incident to the review and approval by FINRA of the terms of the sale of the Securities, (vii) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (viii) any fees payable in connection with the rating of the Securities with the ratings agencies, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities by the Depositary for “book-entry” transfer, (x) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, and (xi) all other fees, costs and expenses incurred in connection with the performance of its obligations hereunder for which provision is not otherwise made in this Section. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.
     Section 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities as provided herein on the Closing Date and for the Additional Securities as provided herein on the Optional Closing Date, if any, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof, as of the Initial Sale Time, and as of the Closing Date or the Optional Closing Date, as the case may be, as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:
     (a) Effectiveness of Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters and the Company, at the Execution Time, shall not have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form. The Preliminary Prospectus and the Prospectus shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4), (5) or (8), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).
     (b) Accountants’ Comfort Letter. On the date hereof, the Underwriters shall have received from KPMG LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Underwriters with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.
     (c) Bring-down Comfort Letter. On the Closing Date and the Optional Closing Date, if any, the Underwriters shall have received from KPMG LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (b) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or Optional Closing Date.
     (d) No Objection. If the Registration Statement and/or the offering of the Securities has been filed with FINRA for review, FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
     (e) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date, and with respect to the Additional Securities, the Optional Closing Date, if any:
     (i) in the judgment of the Underwriters there shall not have occurred any Material Adverse Change; and
     (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.
     (f) Opinion of Counsel for the Company. On the Closing Date and the Optional Closing Date, if any, the Underwriters shall have received the favorable opinion of Mayer Brown LLP, counsel for the Company, dated as of such Closing Date or Optional Closing Date, the form of which is attached as Exhibit A.
     (g) Opinion of General Counsel of the Company. On the Closing Date and the Optional Closing Date, if any, the Underwriters shall have received the favorable opinion of

Edward S. Nekritz, Managing Director, General Counsel and Secretary of the Company, dated as of such Closing Date or Optional Closing Date, the form of which is attached as Exhibit B.
     (h) Opinion of Counsel for Collateral Agent and Administrative Agent. On the Closing Date and the Optional Closing Date, if any, the Underwriters shall have received the favorable opinion of Haynes and Boone, LLP, counsel to the Collateral Agent and the Administrative Agent, dated as of such Closing Date or Optional Closing Date, substantially to the effect as set forth in Exhibit C.
     (i) Opinion of Counsel for the Dutch Grantors. On the Closing Date and the Optional Closing Date, if any, the Underwriters shall have received the favorable opinion of Weidema van Tol, counsel to the Dutch Grantors, dated as of such Closing Date or Optional Closing Date, in the form delivered to the lenders in connection with the execution of the global senior credit agreement, dated as of October 6, 2005, by and among the Company, certain other borrowers, Bank of America, N.A., ABN Amro Bank N.V. and Sumitomo Mitsui Banking Corporation (the “Global Senior Credit Agreement”), except that such counsel need not opine as to the due authorization, execution and delivery of the Global Senior Credit Agreement.
     (j) Opinion of Counsel for the Japanese Grantor. On the Closing Date and the Optional Closing Date, if any, the Underwriters shall have received the favorable opinion of Anderson Mori & Tomotsune, counsel to the Japanese Grantor, dated as of such Closing Date or Optional Closing Date, in the form delivered to the lenders in connection with the execution of the Global Senior Credit Agreement, except that such counsel need not opine as to the due authorization, execution and delivery of the Global Senior Credit Agreement.
     (k) Opinion of Counsel for the Underwriters. On the Closing Date and the Optional Closing Date, if any, the Underwriters shall have received the favorable opinion of Shearman & Sterling LLP, counsel for the Underwriters, dated as of such Closing Date or Optional Closing Date, with respect to such matters as may be reasonably requested by the Underwriters.
     (l) Officers’ Certificate. On the Closing Date and the Optional Closing Date, if any, the Underwriters shall have received a written certificate executed by the Chief Executive Officer, President, Chief Operating Officer or a Managing Director of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date or Optional Closing Date, to the effect that:
     (i) the Company has received no stop order suspending the effectiveness of the Registration Statement, and no proceedings for such purpose have been instituted or threatened by the Commission;
     (ii) the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form;
     (iii) there has not occurred any downgrading, and the Company has not received any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;
     (iv) for the period from and after the date of this Agreement and prior to such Closing Date or Optional Closing Date, there has not occurred any Material Adverse Change;
     (v) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date or Optional Closing Date; and
     (vi) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Optional Closing Date.
     (m) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit E hereto, of the officers and trustees of the Company identified on Schedule C relating to sales and certain other dispositions of shares of Common Stock or certain other securities, shall have been delivered to the Underwriters on or before the Closing Date and shall be in full force and effect on the Closing Date and the Optional Closing Date.
     (n) Listing. On or before the Closing Date, an application for the listing of the Underlying Securities shall have been submitted to the New York Stock Exchange.
     (o) Additional Documents. On or before the Closing Date and the Optional Closing Date, if any, the Underwriters and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
     The obligations of the Underwriters to purchase Additional Securities hereunder are subject to the delivery to the Underwriters on the Optional Closing Date, if any, of such documents as the Underwriters may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities to be sold on such Optional Closing Date and other matters related to the issuance of such Additional Securities.
     If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriters by notice to the Company at any time on or prior to the Closing Date, and, with respect to the Additional Securities, at any time prior to the Optional Closing Date, if any, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.
     Section 6. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Underwriters pursuant to Section 5 or Section 11, or if the sale to the Underwriters of the Firm Securities on the Closing Date, or of the Additional Securities on the Optional Closing Date, if any, is not consummated because of any refusal, inability or failure on the part of the

Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
     Section 7. Offering Restrictions.
     In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each Underwriter represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of the Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Securities to the public in that Relevant Member State at any time:
     (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;
     (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;
     (c) to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospective Directive) subject to obtaining the prior consent of representative of any such offer; or
     (d) in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.
     For the purposes of this provision, the expression an “offer of notes to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/ EC and includes any relevant implementing measure in each Relevant Member State.
     Each Underwriter further represents and agrees that:

     (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of the notes in circumstances in which Section 21(1) of the FSMA would not, if the Issuer was not an authorised person, apply to the Company; and
     (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.
     Section 8. Indemnification.
     (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; and to reimburse each Underwriter and each such officer, employee and controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Underwriters) as such expenses are reasonably incurred by such Underwriter or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto), any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

     (b) Indemnification of the Company, its Trustees and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its trustees, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such trustee, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use therein; and to reimburse the Company, or any such trustee, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such trustee, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.
     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Underwriters in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
     (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, that if it is ultimately determined that an indemnified party was not entitled to indemnification hereunder, such indemnified party shall be responsible for repaying or reimbursing such amounts to the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     Section 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate initial public offering price of the Securities. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.
     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.
     Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.
     Section 10. Default of One or More of the Several Underwriters. If, on the Closing Date or the Optional Closing Date, if any, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities, to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportion to the aggregate principal amounts of the Firm Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of the Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the non-defaulting Underwriters, to purchase such Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase such Firm Securities and the aggregate principal amount of such Firm Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus or any other documents or arrangements may be effected. If, on an Optional Closing Date, any one or more of the Underwriters shall fail or refuse to purchase such Additional Securities and the aggregate principal amount of such Additional Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Additional Securities to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Optional Closing Date or (ii) purchase not less than the number of Additional Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.
     As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     Section 11. Termination of this Agreement. On or after the Initial Sale Time and prior to the Closing Date, this Agreement may be terminated by the Underwriters by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity involving the United States, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Underwriters is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the Disclosure Package and the

Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Underwriters there shall have occurred any Material Adverse Change; or (v) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.
     Section 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriters or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.
     Section 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:
If to the Underwriters:
Goldman, Sachs & Co.
85 Broad Street, 20th Floor
New York, New York, 10004
Attention: Registration Dept.
and
Banc of America Securities LLC
40 West 57th Street
NY1-040-27-03
New York, NY 10019
Attention: ECM Legal
and
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036
Telephone: (212) 761-6691
Facsimile: (212) 507-8999
Attention: Investment Banking Department

with a copy to:
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
Facsimile: (646) 848-7179
Attention: Michael J. Schiavone
If to the Company:
ProLogis
4545 Airport Way
Denver, Colorado 80239
Facsimile: (303) 567-5621
Attention: Edward S. Nekritz
with a copy to:
Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
Facsimile: (312) 706-8108
Attention: Michael T. Blair
     Any party hereto may change the address for receipt of communications by giving written notice to the others.
     Section 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.
     Section 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
     Section 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS

OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.
     Section 17. No Fiduciary Duty. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.
     Section 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
     Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, PROLOGIS
By:	/s/ William E. Sullivan
	Name:	William E. Sullivan
	Title:	Chief Financial Officer

     The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

BANC OF AMERICA SECURITIES LLC

By:	/s/ Bradley Smith
Name: Bradley Smith
Title: Managing Director

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Kenneth G. Pott
Name: Kenneth G. Pott
Title: Managing Director

SCHEDULE A

Aggregate
Principal
Amount of the
Firm Securities
Underwriters	to be Purchased
Goldman, Sachs & Co.	$200,000,000
Banc of America Securities LLC	150,000,000
Morgan Stanley & Co. Incorporated	150,000,000

Total	$500,000,000

Sched. A-1

SCHEDULE B
LIST OF SIGNIFICANT SUBSIDIARIES
Palmtree Acquisition Corporation
PLD International Incorporated
ProLogis Japan Incorporated
Sched. B-1

SCHEDULE C
Persons Subject to Lock-Up Agreement Pursuant to Section 5(m)
Jeffrey H. Schwartz
Walter C. Rakowich
William E. Sullivan
Stephen Feinberg
George L. Fotiades
Christine N. Garvey
Donald P. Jacobs
Lawrence V. Jackson
D. Michael Steuret
J. André Texeira
William D. Zollars
Andrea M. Zulberti
Edward S. Nekritz
Ted R. Antenucci
Sched. C-1

ANNEX I
ProLogis—Issuer Free Writing Prospectuses
1.	Final Term Sheet, dated May 1, 2008, for the 2.625% Convertible Senior Notes due May 15, 2038
Annex I-1

EXHIBIT A
     Opinion of counsel for the Company to be delivered pursuant to Section 5(f) of the Underwriting Agreement.
     References to the Preliminary Prospectus or the Prospectus in this Exhibit A include any supplements thereto at the Closing Date.
     (i) The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has the trust power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under each of this Agreement, the Securities, the Indenture and the Borrower Pledge Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
     (ii) Each of the U.S. Grantors has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and has the power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under its respective Pledge Agreement. Each U.S. Grantor is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
     (iii) This Agreement has been duly authorized, executed and delivered by the Company.
     (iv) The Base Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (v) Each of the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (vi) The Securities have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, when executed by the Company and authenticated by the

Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.
     (vii) The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the Company’s charter or bylaws or under Maryland law.
     (viii) Each of the Pledge Agreements has been duly authorized, executed and delivered by the respective Grantor and constitutes a valid and binding agreement of such Grantor, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (ix) The Security Agency Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. In rendering such opinion, such counsel need only opine as to the enforceability against the Company of Section 9(c) thereof.
     (x) Each Pledge Agreement is effective to create a security interest under Article 9 of the Uniform Commercial Code as currently in effect in the State of New York (the “UCC”) to the extent a security interest can be created thereunder in the collateral covered thereby (any such collateral, “Article 9 Collateral”).
     (xi) Pursuant to Section 9-301 of the UCC, the local law of the jurisdiction where instruments are actually located governs perfection of a possessory security interest in such instruments. Assuming the Collateral Agent takes and retains possession (as such term is used in Section 9-313(a) of the UCC) in the State of New York of the instruments pledged to the Collateral Agent pursuant to each Pledge Agreement (the “Pledged Securities”), and further assuming the Pledged Securities are each duly indorsed to the Collateral Agent or in blank by an effective indorsement, the Collateral Agent’s security interest in the rights of the Company and the applicable U.S. Grantors and Foreign Grantors (each a “Pledgor”) in the Pledged Securities will be perfected under the UCC.
     (xii) Under the UCC (including the choice of laws provisions thereof), the local law of the jurisdiction where a debtor is “located” governs (with certain exceptions not relevant to this opinion) perfection of a nonpossessory security interest in any Article 9 Collateral in which a security interest may be perfected by filing a financing statement under the Uniform Commercial

Code as in effect in the U.S. State of filing (any such collateral, “Filing Collateral”). Under the UCC (including the choice of laws provisions thereof), (1) the U.S. State that is the jurisdiction of formation of the Company or a U.S. Grantor (a “Formation State”) is the “location” for the Company or such U.S. Grantor and, therefore, the local laws of such Formation State govern perfection by the filing of financing statements of a security interest in the Company’s or such U.S. Grantor’s rights in its Filing Collateral and (2) assuming that each Foreign Grantor’s only place of business or its chief executive office is located in the country in which such Foreign Grantor was organized or formed and the law of such country does not require information concerning the existence of a nonpossessory security interest to be made generally available in a filing, recording or registration system as a condition or result of the security interest’s obtaining priority over the rights of a lien creditor with respect to such Foreign Grantor’s Article 9 Collateral (as to which we express no opinion), then the District of Columbia is the “location” of such Foreign Grantor and, therefore, the local laws of the District of Columbia govern perfection by the filing of financing statements of a security interest in such Foreign Grantor’s rights in its Filing Collateral. Accordingly, the security interest of the Collateral Agent in the Filing Collateral of such Foreign Grantor is perfected under the Uniform Commercial Code as currently in effect in the District of Columbia.
     (xiii) The Registration Statement became effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act. To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Preliminary Prospectus and the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).
     (xiv) The Registration Statement, the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, including any document incorporated by reference therein (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement and other than the Form T-1, as to which no opinion need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act.
     (xv) The Securities, the Indenture and the Security Documents conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.
     (xvi) The statements (A) in the Base Prospectus under the captions “Description of Debt Securities,” “Description of Common Shares” and “Federal Income Tax Considerations,” (B) in each of the Preliminary Prospectus Supplement and the Prospectus Supplement under the captions “Risk Factors—We cannot assure you that we will not be required to withhold on payments to Non-U.S. Holders of notes in connection with a sale, exchange, redemption, repurchase, conversion, or other disposition of notes based on the facts and circumstances at the time,” “Description of Notes” and “Certain U.S. Federal Income Tax Considerations,” (C) incorporated by reference in the Preliminary Prospectus and the Prospectus from Item 3 of Part I of the Company’s Annual Report on Form 10-K, and (D) in the Item 15 of the Registration Statement, in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.
     (xvii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and the Indenture and consummation of the transactions contemplated hereby and thereby and by the Disclosure Package and the Prospectus (including the issuance and delivery of the Securities and the issuance of the Underlying Securities upon conversion thereof) and the execution, delivery and performance by the Grantors of the Pledge Agreements, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, Trust Indenture Act, applicable state securities or blue sky laws and from FINRA and consents the failure of which to obtain would not result in a Material Adverse Change or have a material adverse effect on the transactions contemplated by this Agreement or the Indenture or on the validity and enforceability of the Securities and the Indenture.
     (xviii) The execution and delivery of each of the Agreement and the Indenture by the Company and the execution and delivery of the Pledge Agreements by the Grantors, and the execution, issuance and delivery of the Securities (including the issuance of the Underlying Securities upon conversion thereof) by the Company and the performance by the Company and the Grantors, as applicable, of their respective obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Agreement, as to which no opinion need be rendered) (A) will not result in any violation of the provisions of the declaration of trust (or charter or by-laws or other similar constitutive documents) of the Company or the Grantors or any Significant Subsidiary incorporated or organized in a jurisdiction located in the United States and so designated on Schedule B to the Agreement (each, a “U.S. Significant Subsidiary”); (B) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Grantors or any of the U.S. Significant Subsidiaries pursuant to (x) the Global Senior Credit Agreement, dated as of October 6, 2005, by and among the Company, certain other borrowers, Bank of America, N.A., ABN Amro Bank N.V. and Sumitomo Mitsui Banking Corporation (other than with respect to compliance by the Company or any subsidiary with any financial covenants as to which no opinion need be rendered), or (z) to the best knowledge of such counsel, any other material Existing Instrument; or (C) to the best knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or the Grantors or any U.S. Significant Subsidiary, other than in the case of clauses (B) and (C), such Defaults and violations as would not, individually or in the aggregate, result in a Material Adverse Change.
     (xix) The Company is not, and after receipt of payment for the Securities and the application of the proceeds as described in the Disclosure Package and the Prospectus under “Use of Proceeds” will not be, an “investment company” within the meaning of Investment Company Act.

     (xx) The Company has qualified to be taxed as a real estate investment trust pursuant to the Internal Revenue Code for its taxable years ended December 31, 2005, 2006 and 2007 and the Company’s present organization, ownership, the Company’s present and proposed method of operation, assets and income are such that the Company is in a position under present law to so qualify for the fiscal year ended December 31, 2008 and in the future.
     (xxi) The investments of the Company described in the Disclosure Package and the Prospectus are permitted investments under the declaration of trust of the Company.
     In addition, such counsel shall state that they have examined various documents and records and participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement, the Disclosure Package and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus, including the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, no facts have come to their attention that lead them to believe that (i) the Registration Statement or any amendments thereto, at the most recent deemed effective date pursuant to Rule 430B(f)(2) under the Securities Act prior to the Initial Sale Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package as of the Initial Sale Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (except for the Form T-1 and the financial statements, supporting schedules and other financial or statistical data included or incorporated by reference therein or derived or omitted therefrom as to which such counsel need express no belief).
     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws regarding real estate investment trusts of the State of Maryland or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Underwriters) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, (B) upon the opinion of general counsel of the Company referred to in Section 5(g) of the Agreement, and (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials and on the representations of the Company as provided in the Agreement. In rendering the opinions contained in paragraphs (xx) and (xxi), such opinion may be based upon (a) the Internal Revenue Code and the rules and regulations promulgated thereunder and the interpretations of the Internal Revenue Code and such regulations by the courts and the Internal Revenue Service, all as they are in effect and exist at the time of the opinion, (b) Maryland law existing and applicable to the Company, (c) facts and other matters set forth in the Prospectus, (d) the provisions of the Amended Restated Declaration of Trust of the Company, the agreements relating to properties owned by the Company and (e) certain statements and representations as to factual matters made by the Company to such counsel provided that such statements and representations are also set forth in a certificate to the Underwriters. In rendering the opinions contained in paragraphs (x) through (xii) such counsel may make such assumptions as are customarily made in connection with such opinions.

EXHIBIT B
     Opinion of the General Counsel of the Company to be delivered pursuant to Section 5(g) of the Underwriting Agreement.
     References to the Preliminary Prospectus or the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.
     (i) Each of the U.S. Significant Subsidiaries of the Company has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, trust or partnership in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus. Each U.S. Significant Subsidiary is duly qualified as a foreign corporation, trust or partnership to transact business and (except as to any general partnership) is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
     (ii) The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.
     (iii) All of the issued and outstanding capital stock and other equity interests of each U.S. Significant Subsidiary have been duly authorized and validly issued, is fully paid and (except for general partnership interests) nonassessable; all shares of outstanding capital stock and other equity interests of each U.S. Significant Subsidiary held by the Company, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for such security interests, mortgages, pledges, liens, encumbrances and claims as would not, individually or in the aggregate, result in a Material Adverse Change .
     (iv) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, the Preliminary Prospectus or the Prospectus, other than those disclosed therein.
     (v) To the best knowledge of such counsel, there are no Existing Instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.
     (vi) To the best knowledge of such counsel, neither the Company nor any subsidiary is in (A) violation of its declaration of trust (or charter or by-laws or other similar constitutive documents) or (B) violation of any law, administrative regulation or administrative or court decree applicable to the Company or any U.S. Significant Subsidiary or (C) is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing Instrument, except in the case of (B) and (C) above, for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

B-1

EXHIBIT C
[The final opinion in draft form will be attached as Exhibit C at the time this Agreement is executed.]
     Opinion of the Counsel for the Collateral Agent and the Administrative Agent to be delivered pursuant to Section 5(h) of the Underwriting Agreement.
     (i) Based solely upon the Officer’s Certificate, the Security Agency Agreement has been duly authorized, executed, and delivered by Collateral Agent.
     (ii) The Security Agency Agreement is enforceable against Collateral Agent in accordance with its terms.

C-1

EXHIBIT D
Form of Final Term Sheet for the Securities
TO BE SEPARATELY ATTACHED

Exh. D-1

EXHIBIT E
Form of Lock-Up Agreement
___, 2008
GOLDMAN, SACHS & CO.
BANC OF AMERICA SECURITIES LLC
MORGAN STANLEY AND CO. INCORPORATED
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
Dear Ladies and Gentlemen:
     The undersigned understands that Goldman, Sachs & Co., Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, which are acting severally as underwriters (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with ProLogis, a Maryland real estate investment trust (the “Company”), providing for the offering (the “Offering”) by the several Underwriters, of Convertible Senior Notes due 2038 (the “Securities”). The Securities will be convertible into common shares of beneficial interest of the Company, par value $0.01 per share (the “Common Stock”).
     To induce the Underwriters that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Goldman, Sachs & Co., it will not, during the period commencing on the date hereof and ending 60 days after the date of the final prospectus supplement relating to the Securities, dated May 1, 2008 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) (the “Prospectus”), (1) offer, pledge, sell contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the transfer of shares of Common Stock under the ProLogis 401(k) Savings Plan and Trust pursuant to elections made by the undersigned, (ii) dispositions of shares of Common Stock effected pursuant to a written plan meeting the requirements of Rule 10b5-1 promulgated under the Securities Act of 1933, as amended, provided that such plan was entered into prior to the date hereof, and (iii) transfers of Common Stock by gift, will or intestacy, including without limitation transfers by gift, will or intestacy to family members of the undersigned or to a settlement or trust established under the laws of any country for the benefit of the undersigned and/or family members of the undersigned, provided that in the event of any such transfer described in this clause (iii), the transferee shall enter into a lock-up agreement substantially in the form of this Letter Agreement

Exh. E-1

covering the remainder of the 60-day period referred to herein. In addition, the undersigned agrees that, without the prior written consent of Goldman, Sachs & Co., it will not, during the period commencing on the date hereof and ending 60 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.
     The undersigned understands that the Company and the Underwriters are relying upon this Letter Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Letter Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. This Letter Agreement shall be null and void in the event the Offering is not completed.
     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Name)

(Address)

Exh. E-2